Exhibit 99.1


                                 UBS Investment
                         Bank Fixed Bid Stratification


ODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); AF15JUL1 AF15JUL2; 15YR; Conforming; Investor; NETRAT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Pool Summary                        COUNT              UPB                    %
--------------------------------------------------------------------------------
Conforming                           221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $29,139,112.40
Data as of Date: 2004-07-01
AVG UPB: $132,150.43
GROSS WAC: 5.2890%
NET WAC: 5.039%
% SF/PUD: 46.13%
% FULL/ALT: 91.53%
% CASHOUT: 42.57%
% PURCHASE: 12.74%
% BUYDOWN: 0.60%
% INVESTOR: 100.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 59.76%
% FICO > 679: 77.03%
% NO FICO: 0.98%
WA FICO: 718
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.83%
CALIFORNIA %: 32.05%
Latest Maturity Date: 20190701
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                        COUNT              UPB                    %
--------------------------------------------------------------------------------
15 YR FXD                            221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                    COUNT              UPB                    %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                    20         $   803,605.32           2.75%
$50,000.01 - $100,000.00              82           6,224,020.76          21.31
$100,000.01 - $150,000.00             49           6,008,369.27          20.57
$150,000.01 - $200,000.00             27           4,673,799.02          16.00
$200,000.01 - $250,000.00             22           4,993,179.49          17.10
$250,000.01 - $300,000.00             12           3,337,793.29          11.43
$300,000.01 - $350,000.00              7           2,258,477.26           7.73
$400,000.01 - $450,000.00              1             406,000.00           1.39
$450,000.01 - $500,000.00              1             500,000.00           1.71
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: $24,500.00
Maximum: $500,000.00
Average: $132,454.16
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                      COUNT              UPB                    %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                    20         $   803,605.32           2.75%
$50,000.01 - $100,000.00              82           6,224,020.76          21.31
$100,000.01 - $150,000.00             51           6,305,698.09          21.59
$150,000.01 - $200,000.00             25           4,376,470.20          14.99
$200,000.01 - $250,000.00             22           4,993,179.49          17.10
$250,000.01 - $300,000.00             12           3,337,793.29          11.43
$300,000.01 - $350,000.00              7           2,258,477.26           7.73
$400,000.01 - $450,000.00              1             406,000.00           1.39
$450,000.01 - $500,000.00              1             500,000.00           1.71
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: $24,500.00
Maximum: $500,000.00
Average: $132,150.43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                          COUNT              UPB                    %
--------------------------------------------------------------------------------
4.501% - 4.750%                        4         $   792,563.03           2.71%
4.751% - 5.000%                        9           1,081,121.10           3.70
5.001% - 5.250%                       53           7,890,822.64          27.02
5.251% - 5.500%                      155          19,440,737.64          66.57
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 4.540%
Maximum: 5.440%
Weighted Average: 5.289%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                            COUNT              UPB                    %
--------------------------------------------------------------------------------
4.251% - 4.500%                        4         $   792,563.03           2.71%
4.501% - 4.750%                        9           1,081,121.10           3.70
4.751% - 5.000%                       53           7,890,822.64          27.02
5.001% - 5.250%                      155          19,440,737.64          66.57
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 4.290%
Maximum: 5.190%
Weighted Average: 5.039%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity           COUNT              UPB                    %
--------------------------------------------------------------------------------
121 - 180                            221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term
to Stated Maturity                  COUNT              UPB                    %
--------------------------------------------------------------------------------
121 - 180                            221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 172
Maximum: 180
Weighted Average: 178
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                           COUNT              UPB                    %
<= 0                                   5         $   513,155.00           1.76%
1 - 1                                 91          12,359,609.04          42.32
2 - 2                                 70          10,327,364.78          35.36
3 - 3                                 45           4,678,647.13          16.02
4 - 4                                  8           1,073,427.46           3.68
5 - 5                                  1              36,800.00           0.13
7 - 12                                 1             216,241.00           0.74
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 8
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Jul 14, 2004 15:34                    Page 1 of 4

                                 UBS Investment
                         Bank Fixed Bid Stratification


ODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); AF15JUL1 AF15JUL2; 15YR; Conforming; Investor; NETRAT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                         COUNT              UPB                    %
--------------------------------------------------------------------------------
0 - 0                                  2         $   285,000.00           0.98%
600 - 609                              3             169,676.03           0.58
610 - 619                              2             306,000.00           1.05
620 - 629                              5             768,917.00           2.63
630 - 639                              2             260,375.00           0.89
640 - 649                              8             748,122.07           2.56
650 - 659                              7             998,657.41           3.42
660 - 669                             12           1,628,244.24           5.58
670 - 679                             13           1,543,024.04           5.28
680 - 689                             10           1,426,251.84           4.88
690 - 699                             22           2,987,824.10          10.23
700 - 709                             14           1,348,837.46           4.62
710 - 719                             19           2,794,856.92           9.57
720 - 729                             16           1,623,109.42           5.56
730 - 739                             16           2,175,306.75           7.45
740 - 749                             15           2,534,169.54           8.68
750 - 759                             12           1,452,471.94           4.97
760 - 769                             11           1,434,347.34           4.91
770 - 779                              9           1,483,764.51           5.08
780 - 789                             14           1,977,274.04           6.77
790 - 799                              7           1,047,514.76           3.59
800 - 809                              1             161,500.00           0.55
900 >=                                 1              50,000.00           0.17
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 974
Weighted Average: 718
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                 COUNT              UPB                    %
10.001% - 15.000%                      3         $   218,217.21           0.75%
20.001% - 25.000%                      5             863,723.00           2.96
25.001% - 30.000%                      8           1,112,410.03           3.81
30.001% - 35.000%                      9           1,720,724.02           5.89
35.001% - 40.000%                      6             639,558.00           2.19
40.001% - 45.000%                      7             990,423.93           3.39
45.001% - 50.000%                     15           1,697,093.60           5.81
50.001% - 55.000%                     17           2,208,316.57           7.56
55.001% - 60.000%                     20           3,205,164.05          10.97
60.001% - 65.000%                     23           3,518,176.62          12.05
65.001% - 70.000%                     34           4,743,437.50          16.24
70.001% - 75.000%                     30           3,627,655.48          12.42
75.001% - 80.000%                     34           3,875,552.26          13.27
80.001% - 85.000%                      5             482,631.87           1.65
85.001% - 90.000%                      5             302,160.27           1.03
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 10.17%
Maximum: 90.00%
Weighted Average: 59.76%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio        COUNT             UPB                    %
--------------------------------------------------------------------------------
10.001% - 15.000%                      3         $   218,217.21           0.75%
20.001% - 25.000%                      5             863,723.00           2.96
25.001% - 30.000%                      7           1,013,502.57           3.47
30.001% - 35.000%                     10           1,819,631.48           6.23
35.001% - 40.000%                      6             639,558.00           2.19
40.001% - 45.000%                      6             929,323.93           3.18
45.001% - 50.000%                     15           1,697,093.60           5.81
50.001% - 55.000%                     17           2,208,316.57           7.56
55.001% - 60.000%                     20           3,205,164.05          10.97
60.001% - 65.000%                     23           3,518,176.62          12.05
65.001% - 70.000%                     34           4,743,437.50          16.24
70.001% - 75.000%                     30           3,627,655.48          12.42
75.001% - 80.000%                     33           3,779,552.26          12.94
80.001% - 85.000%                      6             543,731.87           1.86
85.001% - 90.000%                      6             398,160.27           1.36
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 10.17%
Maximum: 90.00%
Weighted Average: 59.89%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                 COUNT              UPB                    %
--------------------------------------------------------------------------------
<= 0.000%                            162         $22,180,664.52          75.95%
1.001% - 6.000%                        1              64,265.07           0.22
6.001% - 11.000%                       2             191,651.95           0.66
11.001% - 16.000%                      1             111,593.95           0.38
16.001% - 21.000%                      6             772,759.79           2.65
21.001% - 26.000%                      5             444,049.62           1.52
26.001% - 31.000%                      6             639,479.38           2.19
31.001% - 36.000%                      8           1,314,433.17           4.50
36.001% - 41.000%                      4             414,611.74           1.42
41.001% - 46.000%                     13           1,421,721.06           4.87
46.001% - 51.000%                      3             221,504.70           0.76
51.001% - 56.000%                      2             132,694.34           0.45
56.001% - 61.000%                      5             922,134.92           3.16
61.001% - 66.000%                      2             249,781.03           0.86
86.001% - 91.000%                      1             123,899.17           0.42
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 90.690%
Weighted Average: 38.208%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Jul 14, 2004 15:34                    Page 2 of 4

                                 UBS Investment
                         Bank Fixed Bid Stratification


ODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); AF15JUL1 AF15JUL2; 15YR; Conforming; Investor; NETRAT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration            COUNT              UPB                    %
--------------------------------------------------------------------------------
California                            54         $ 9,360,761.20          32.05%
New York                              19           3,124,997.28          10.70
New Jersey                             9           1,590,143.27           5.44
Texas                                 17           1,511,283.82           5.17
North Carolina                        12           1,487,792.05           5.09
Florida                               15           1,286,302.34           4.40
Pennsylvania                          13           1,225,440.17           4.20
Georgia                               12           1,131,410.56           3.87
Utah                                   6           1,089,520.51           3.73
Washington                             5             943,478.22           3.23
Maryland                               5             771,614.17           2.64
Missouri                               7             724,462.57           2.48
Virginia                               5             593,695.49           2.03
Massachusetts                          3             591,575.18           2.03
Arizona                                5             450,361.00           1.54
Minnesota                              3             390,499.17           1.34
Maine                                  2             383,851.54           1.31
Connecticut                            2             356,978.63           1.22
Kansas                                 3             255,107.15           0.87
Kentucky                               3             238,064.26           0.82
District Of Columbia                   2             224,885.62           0.77
South Carolina                         3             212,773.62           0.73
Rhode Island                           1             207,245.90           0.71
Colorado                               2             198,699.08           0.68
Louisiana                              3             198,200.00           0.68
Oklahoma                               1             149,854.73           0.51
Tennessee                              2             145,175.00           0.50
Wisconsin                              1             100,633.82           0.34
Nevada                                 1              70,000.00           0.24
Ohio                                   1              52,684.34           0.18
Iowa                                   1              49,453.72           0.17
Delaware                               1              36,800.00           0.13
Nebraska                               1              27,000.00           0.09
Illinois                               1              24,500.00           0.08
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                      COUNT              UPB                    %
--------------------------------------------------------------------------------
States Not CA                        167         $19,844,483.21          67.95%
South CA                              31           5,027,074.82          17.21
North CA                              23           4,333,686.38          14.84
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration              COUNT              UPB                    %
--------------------------------------------------------------------------------
84321                                  4         $   680,089.48           2.33%
95008                                  1             500,000.00           1.71
94539                                  2             451,900.00           1.55
94114                                  2             425,000.00           1.46
90803                                  2             414,174.09           1.42
Other                                210          26,734,080.84          91.54
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                        COUNT              UPB                    %
--------------------------------------------------------------------------------
Rate & Term Refi                     101         $13,053,778.93          44.70%
Cash Out Refi                         86          12,431,310.23          42.57
Purchase                              34           3,720,155.25          12.74
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                       COUNT              UPB                    %
--------------------------------------------------------------------------------
Full                                 138         $16,952,704.96          58.05%
Alternate                             62           9,778,073.52          33.48
Income Only                            7             746,031.66           2.55
DL                                     5             593,475.10           2.03
No Doc                                 1             241,978.63           0.83
No Income Verified                     2             231,500.00           0.79
1 Paystub/Assets Verified              2             215,739.00           0.74
Limited Income Full Asset              1             180,320.46           0.62
No Ratio                               2             158,421.08           0.54
Streamline                             1             107,000.00           0.37
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                       COUNT              UPB                    %
--------------------------------------------------------------------------------
Single Family                        111         $12,755,283.31          43.67%
Two Family                            40           5,560,984.36          19.04
Low Rise Condo (2-4 floors)           28           3,945,319.92          13.51
Four Family                           12           2,584,425.44           8.85
Three Family                          13           2,321,944.21           7.95
Condomimium                            7             737,176.17           2.52
Pud                                    6             592,478.65           2.03
High Rise Condo (gt 8 floors)          2             488,183.18           1.67
Single Family Attached                 1             123,899.17           0.42
Townhouse                              1              95,550.00           0.33
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                           COUNT              UPB                    %
--------------------------------------------------------------------------------
Investor Occupied                    221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)         COUNT              UPB                    %
--------------------------------------------------------------------------------
 0.000                               220         $28,963,265.78          99.17%
36.000                                 1             241,978.63           0.83
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
wa Term: 0.298
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                        COUNT              UPB                    %
--------------------------------------------------------------------------------
Not a Balloon Loan                   221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent 2nd                          COUNT              UPB                    %
--------------------------------------------------------------------------------
N                                    218         $28,949,236.95          99.12%
Y                                      3             256,007.46           0.88
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                       COUNT              UPB                    %
--------------------------------------------------------------------------------
1                                    221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Jul 14, 2004 15:34                    Page 3 of 4

                                 UBS Investment
                         Bank Fixed Bid Stratification


ODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); AF15JUL1 AF15JUL2; 15YR; Conforming; Investor; NETRAT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                       COUNT              UPB                    %
--------------------------------------------------------------------------------
MGIC                                   1         $   106,500.00           0.36%
MI (MI Company Unknown)                1              33,058.00           0.11
PMI Mortgage Insurance                 4             415,150.84           1.42
Radian Guaranty                        1              27,000.00           0.09
Republic Mortgage Insurance            1              84,878.65           0.29
United Guaranty                        2             118,204.65           0.40
LTV <=80                             211          28,420,452.27          97.31
--------------------------------------------------------------------------------
Total:                               221         $29,205,244.41         100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Jul 14, 2004 15:34                    Page 4 of 4